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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



                Date of Report:  February 7, 1995
                                 ----------------


                    HOUSEHOLD INTERNATIONAL, INC.
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     (Exact name of registrant as specified in its charter)



   Delaware                 1-8198                36-3121988
- ---------------            -----------            --------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File                   Identification
incorporation)             Number)                Number)



 2700 Sanders Road, Prospect Heights, Illinois           60070
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (708) 564-5000
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Item 5.   Other Events

          Press Release pertaining to the financial results of Household International, Inc. for the quarter and year ended December 31, 1994. Said release is filed as an exhibit hereto.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable

          (b)  Pro forma financial information.

               Not Applicable

          (c)  Exhibits.

               No.       Exhibit
               ---       -------
               27        Financial Data Schedule.

               99        Press Release titled "Household Reports
                         Quarterly and Full Year Records" dated
                         February 7, 1995.

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                            Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOUSEHOLD INTERNATIONAL, INC.
                              -----------------------------
                                       (Registrant)




                          By: /s/ John W. Blenke
                              -----------------------------
                              John W. Blenke
                              Assistant General Counsel &
                              Secretary



Dated:  February 7, 1995
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U:\WP\HFSC98\EDGAR\I8K295.WP
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                          Exhibit Index
                          -------------

Exhibit
 No.           Exhibit
- -------        -------

27             Financial Data Schedule.

99             Press Release titled "Household
               Reports Quarterly and Full Year Records" dated February 7, 1995.